SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 13, 2002

HOMESTORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

Homestore.com, Inc.

(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 5.1

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Attached as Exhibit 5.1 is a copy of a presentation made to certain holders and potential holders of the Company’s common stock, which presentation was first made on August 13, 2002.

     The following exhibit is filed herewith:

     5.1 Homestore Company Overview presentation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.

Date: August 14, 2002	By:	/s/ Walter Lowry Walter Lowry Senior Vice President General Counsel

EXHIBIT INDEX

     5.1 Homestore Company Overview presentation.